UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: (Date of earliest event reported): May 30, 2024
______________________
Cibus, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38161	27-1967997
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6455 Nancy Ridge Drive San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)
(858) 450-0008
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A Common Stock, $0.0001 par value per share	CBUS	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.

On May 30, 2024, Cibus, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 21,622,679 shares of Class A Common Stock, $0.0001 par value per share (“Class A Common Stock”) (including 560,823 restricted shares of Class A Common Stock that remain subject to vesting) and 3,142,636 shares of Class B Common Stock, par value $0.0001 per share, outstanding and entitled to vote at the Annual Meeting on the April 2, 2024 record date, 15,812,850 shares, or approximately 63.85%, were present at the Annual Meeting either by attendance via online webcast or represented by proxy, constituting a quorum.

The following describes the matters considered by the Company’s stockholders at the Annual Meeting, as well as the results of the votes cast at the meeting:

1. To elect six directors to our Board of Directors, each to serve until the next annual meeting of stockholders and until his successor has been elected and qualified, or until his earlier death, resignation, or removal.

Nominee	For	Against	Abstain	Broker Non-Vote
Rory Riggs	11,240,959	28,766	5,531	4,537,594
Peter Beetham	11,195,032	61,486	18,738	4,537,594
Mark Finn	7,869,362	3,366,507	39,387	4,537,594
Jean-Pierre Lehmann	8,373,147	2,862,006	40,103	4,537,594
Gerhard Prante	8,396,260	2,839,144	39,852	4,537,594
Keith Walker	8,322,786	2,900,268	52,202	4,537,594

2. To approve, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Vote
11,222,307	30,050	22,899	4,537,594

3. To ratify the appointment by the Audit Committee of BDO USA, P.C. as our independent registered public accounting firm for the year ending December 31, 2024.

For	Against	Abstain	Broker Non-Vote
15,792,675	6,239	13,936	—

As a result, at the Annual Meeting, Rory Riggs, Peter Beetham, Mark Finn, Jean-Pierre Lehmann, Gerhard Prante and Keith Walker were elected as directors of the Company, each to serve a one-year term, the compensation of Company’s named executive officers was approved (on an advisory basis), and the appointment of BDO USA, P.C. was ratified.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Cibus, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 4, 2024

CIBUS, INC.

	By:	/s/ Rory Riggs
	Name:	Rory Riggs
	Title:	Chief Executive Officer and Chairman